UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 7, 2016

Can-Cal Resources Ltd.
(Exact name of registrant as specified in its charter)

Nevada	0-26669	86-0865852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#802, 228 – 26 Avenue S.W. Calgary, Alberta, Canada	T2S 3C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(403) 561-9490

127 Estelle Avenue, Toronto, Ontario, M2N 5H6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 3, 2015, the Public Accounting Oversight Board (PCAOB), under Release No. 105-2015-041, revoked the registration of L.L. Bradford & Company, LLC (“L.L. Bradford”) as auditor and is no longer registered with the PCAOB.

L.L. Bradford was the Company’s auditor for the fiscal year ended December 31, 2013. Since the Company had not filed its financial statements for the fiscal year ended December 31, 2014 prior to the deregistration date of L.L. Bradford, this revocation affected the Company’s ability to file the comparative financial reporting for the fiscal year ended December 31, 2013.

The Company had engaged its present independent auditor, Thayer O'Neal Company PLLC ("Thayer O'Neal"), to re-audit the financial statements for the fiscal year ended December 31, 2013 (as required in paragraph (a)(2) Item 304 of Regulation S-K). On January 7, 2014, the Company filed its financial statements for the fiscal year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Can-Cal Resources Ltd.
(Registrant)

Date: January 7, 2016	By:	/s/ Jonathan Legg
(Signature) Name: Jonathan Legg Title: Director